UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event report): May 14, 2004

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-14669	74-2692550
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant)

      Registrant’s telephone number, including area code: (915) 225-8000

HELEN OF TROY LIMITED

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL EXHIBITS

                    (c)          EXHIBITS

                    The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated May 14, 2004
99.2	Text of conference call held May 14, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in his Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Acts of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Acts of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specified reference in such filing.

On May 14, 2004, Helen of Troy Limited issues a press release announcing its results for its fourth quarter and fiscal year ended February 29, 2004. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on May 14, 2004, Helen of Troy Limited held a conference call discussing its results for the same periods mentioned above. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

HELEN OF TROY LIMITED

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED
May 18, 2004 Date	By: /s/ Thomas J. Benson Thomas J. Benson Senior Vice-President Senior Vice-President, Finance and Chief Financial Officer (Principal Financial Officer)